UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

McGRATH RENTCORP

(Exact name of registrant as specified in its Charter)

California
(State or other jurisdiction of incorporation)

0-13292	94-2579843
(Commission File Number)	(I.R.S. Employee Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800
(Address of principal executive offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MGRC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Security Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 17, 2021, McGrath RentCorp (the “Company”) completed the purchase of substantially all of the assets of Design Space Modular Buildings PNW, LP, a Nevada limited partnership (“Seller”), pursuant to the previously announced asset purchase agreement, dated May 10, 2021, by and between Seller and the Company (the “Asset Purchase Agreement”).

Pursuant to the terms and conditions of the Asset Purchase Agreement, the Company acquired substantially all of the assets of the Seller for total consideration consisting of (i) the Company’s assumption of certain liabilities relating to the Business and (ii) a cash payment in the amount of $260 million. The cash portion of the consideration will be subject to certain post-closing adjustments for net working capital, certain qualified purchases of equipment made by the Seller prior to closing, certain transaction expenses to be borne by Seller, and expenses for the continuation of Seller’s current employee benefit plans to be borne by the Company.

A description of the Asset Purchase Agreement was previously included in the Company’s Current Report on Form 8-K filed on May 13, 2021, which description is incorporated herein by reference. This description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.01.

Item 7.01	Regulation FD Disclosure.

On May 17, 2021, the Company issued a press release announcing its completion of the acquisition pursuant to the terms of the Asset Purchase Agreement. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

This Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K are furnished to, but not filed with, the Securities and Exchange Commission, and shall not be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.01	Asset Purchase Agreement, dated as of May 10, 2021, by and between Design Space Modular Buildings PNW, LP and McGrath RentCorp.*

99.1	Press release issued by McGrath RentCorp on May 17, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously filed on Current Report on Form 8-K on May 13, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Dated: May 17, 2021	By:	/s/ Keith E. Pratt
Keith E. Pratt
Executive Vice President and Chief Financial Officer

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